Exhibit 99.1

IAA Announces Stockholder Approval of Merger Agreement with Ritchie Bros.

Ritchie Bros. Shareholders Also Approve all Transaction-Related Proposals

WESTCHESTER, Ill., March 14, 2022 -- IAA, Inc. (NYSE: IAA) (“the Company”) today announced that its stockholders have adopted the previously announced merger agreement providing for the stock and cash acquisition of the Company by Ritchie Bros. Auctioneers Incorporated (NYSE: RBA) (TSX: RBA) (“Ritchie Bros.”) at the Special Meeting of IAA Stockholders held earlier today.

In a separate special meeting of shareholders held earlier today, based on a preliminary vote count, Ritchie Bros. shareholders also voted to approve all proposals necessary to consummate the transaction. Accordingly, all stockholder and regulatory approvals required to consummate the transaction have now been obtained.

"We are pleased that IAA and Ritchie Bros. stockholders support the combination of our two strong companies” said John P. Larson, Chair of the IAA Board of Directors. “This transaction will combine the best-of-the-best marketplace capabilities to deliver more value for customers, expanded opportunities for employees, and a stronger economic model with enhanced returns for stockholders.”

Under the terms of the merger agreement, IAA stockholders will receive $12.80 per share in cash and 0.5252 common shares of Ritchie Bros. for each share of IAA common stock they own. Upon completion of the transaction, the parties expect that on a fully diluted basis IAA stockholders will own approximately 37.2% of the combined company and Ritchie Bros. shareholders will own approximately 62.8%.

Final voting results for the IAA and Ritchie Bros. special meetings will be disclosed on Form 8-Ks filed by the companies with the U.S. Securities and Exchange Commission.

J.P. Morgan Securities LLC is serving as the exclusive financial advisor to IAA. Cooley LLP, Blake, Cassels & Graydon LLP and Latham & Watkins LLP are serving as legal advisors to IAA.

About IAA

IAA, Inc. (NYSE: IAA) is a leading global digital marketplace connecting vehicle buyers and sellers. Leveraging leading-edge technology and focusing on innovation, IAA's unique platform facilitates the marketing and sale of total-loss, damaged and low-value vehicles. Headquartered near Chicago in Westchester, Illinois, IAA has nearly 4,500 employees and more than 210 facilities throughout the U.S., Canada and the United Kingdom. IAA serves a global buyer base – located throughout over 170 countries – and a full spectrum of sellers, including insurers, dealerships, fleet lease and rental car companies, and charitable organizations. Buyers have access to multiple digital bidding and buying channels, innovative vehicle merchandising, and efficient evaluation services, enhancing the overall purchasing experience. IAA offers sellers a comprehensive suite of services aimed at maximizing vehicle value, reducing administrative costs, shortening selling cycle time and delivering the highest economic returns. For more information visit IAAI.com, and follow IAA on Facebook, Twitter, Instagram, YouTube and LinkedIn.

Forward-Looking Statements

This communication contains information relating to a proposed business combination transaction between Ritchie Bros. Auctioneers Incorporated (“RBA”) and IAA, Inc. (“IAA”). This communication includes forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Forward-looking statements may include statements relating to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed IAA transaction, the anticipated impact of the proposed IAA transaction on the combined company’s business and future financial and operating results, the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, EBITDA, growth, operational enhancement, expansion and other value creation opportunities from the proposed IAA transaction, the expected debt, de-leveraging, cash flow generation and capital allocation of the combined company, the anticipated closing date for the proposed IAA transaction, other aspects of RBA’s or IAA’s respective businesses, operations, financial condition or operating results and other statements that are not historical facts. There can be no assurance that the proposed IAA transaction will in fact be consummated. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “can,” “intends,” “target,” “goal,” “projects,” “contemplates,” “believes,” “predicts,” “potential,” “continue,” “foresees,” “forecasts,” “estimates,” “opportunity” or other words or phrases of similar import.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of RBA’s common shares or IAA’s common stock. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. While RBA’s and IAA’s management believe the assumptions underlying the forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the risk that a condition to closing of the proposed IAA transaction may not be satisfied (or waived), that either party may terminate the merger agreement or that the closing of the proposed IAA transaction might be delayed or not occur at all; the anticipated tax treatment of the proposed IAA transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed IAA transaction; the diversion of management time on transaction-related issues; the response of competitors to the proposed IAA transaction; the ultimate difficulty, timing, cost and results of integrating the operations of RBA and IAA; the effects of the business combination of RBA and IAA, including the combined company’s future financial condition, results of operations, strategy and plans; the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed IAA transaction; the effect of the announcement, pendency or consummation of the proposed IAA transaction on the trading price of RBA’s common shares or IAA’s common stock; the ability of RBA and/or IAA to retain and hire key personnel and employees; the significant costs associated with the proposed IAA transaction; the outcome of any legal proceedings that could be instituted against RBA, IAA and/or others relating to the proposed IAA transaction; restrictions during the pendency of the proposed IAA transaction that may impact the ability of RBA and/or IAA to pursue non-ordinary course transactions, including certain business opportunities or strategic transactions; the ability of the combined company to realize anticipated synergies in the amount, manner or timeframe expected or at all; the failure of the combined company to realize potential revenue, EBITDA, growth, operational enhancement, expansion or other value creation opportunities from the sources or in the amount, manner or timeframe expected or at all; the failure of the trading multiple of the combined company to normalize or re-rate and other fluctuations in such trading multiple; changes in capital markets and the ability of the combined company to generate cash flow and/or finance operations in the manner expected or to de-lever in the timeframe expected; the failure of RBA or the combined company to meet financial forecasts and/or KPI targets; any legal impediment to the payment of the special dividend by RBA, including TSX consent to the dividend record date; legislative, regulatory and economic developments affecting the business of RBA and IAA; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which RBA and IAA operates; unpredictability and severity of catastrophic events, including, but not limited to, pandemics, acts of terrorism or outbreak of war or hostilities, as well as RBA’s or IAA’s response to any of the aforementioned factors. These risks, as well as other risks related to the proposed IAA transaction, are included in the Registration Statement (as defined below) and joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities in connection with the proposed IAA transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to RBA’s and IAA’s respective periodic reports and other filings with the SEC and/or applicable Canadian securities regulatory authorities, including the risk factors identified in RBA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and IAA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither RBA nor IAA undertakes any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Important Additional Information and Where to Find It

In connection with the proposed IAA transaction, RBA filed with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 to register the common shares of RBA to be issued in connection with the proposed IAA transaction on December 14, 2022 (the “Initial Registration Statement”), as amended by Amendment No. 1 and Amendment No. 2 to the Initial Registration Statement filed with the SEC and applicable Canadian securities regulatory authorities on February 1, 2023 and February 9, 2023, respectively (together with the Initial Registration Statement, the “Registration Statement”). The Registration Statement was declared effective by the SEC on February 10, 2023. The Registration Statement includes a joint proxy statement/prospectus which has been sent to the shareholders of RBA and stockholders of IAA seeking their approval of their respective transaction-related proposals. Each of RBA and IAA may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed IAA transaction. This document is not a substitute for the proxy statement/prospectus or Registration Statement or any other document that RBA or IAA may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED IAA TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RBA, IAA AND THE PROPOSED IAA TRANSACTION.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from RBA at its website, investor.ritchiebros.com, or from IAA at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by RBA (when they are available) will be available free of charge by accessing RBA’s website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to RBA at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by IAA (when they are available) will be available free of charge by accessing IAA’s website at investors.iaai.com or by contacting IAA’s Investor Relations at investors@iaai.com.

IAA Contacts

Investors

Farah Soi / Caitlin Churchill
ICR
(203) 682-8200
IAA_IR@icrinc.com

Media

Jeanene O'Brien
SVP Global Marketing & Communications
(312) 622-4068
jobrien@iaai.com

Ira Gorsky
Executive Vice President
(732) 740-5872
iaa@edelmansmithfield.com